UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2014 (October 9, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Magnum Hunter Resources Corporation filed on October 14, 2014 (the “Original Form 8-K”).  This Form 8-K/A is being filed to correct a typographical error in the last sentence of the second paragraph of Item 1.01 of the Original Form 8-K, which is corrected by the filing of this Form 8-K/A to read as follows:

Pursuant to the Purchase and Sale Agreement, on October 9, 2014, Purchaser deposited a $4,250,000 performance deposit with an escrow agent, which deposit will be applied to the Sales Price at closing or released to Seller or Purchaser, as the case may be, if closing fails to occur and either Seller or Purchaser terminates the Purchase and Sale Agreement in accordance with the terms thereof.

This Form 8-K/A amends and restates in its entirety Item 1.01 of the Original Form 8-K.  No other changes are made to the Original Form 8-K.  The reference to Exhibit 2.1 in this Form 8-K/A is a reference to Exhibit 2.1 as filed with the Original Form 8-K, which Exhibit 2.1 is incorporated herein by reference.

Item 1.01              Entry into a Material Definitive Agreement.

On October 9, 2014, Bakken Hunter, LLC (“Seller”), a wholly-owned subsidiary of Magnum Hunter Resources Corporation (“Magnum Hunter”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with SM Energy Company, a Delaware corporation (“Purchaser”).  Pursuant to the Purchase and Sale Agreement, Seller agreed to sell, and Purchaser agreed to purchase, all of Seller’s right, title and interest in and to certain non-operated working interests (the “Interests”) in oil and gas properties located in Divide County, North Dakota.  The interests to be sold currently account for approximately 720 BOE of average daily production, net to the Interests, and consist of non-operated working interests in approximately 105,661 gross (12,500 net) leasehold acres.

Under the Purchase and Sale Agreement, the sales price for the Interests is $84,771,716 in cash (the “Sales Price”).  The Sales Price is subject to customary adjustments as described in the Purchase and Sale Agreement.  Pursuant to the Purchase and Sale Agreement, on October 9, 2014, Purchaser deposited a $4,250,000 performance deposit with an escrow agent, which deposit will be applied to the Sales Price at closing or released to Seller or Purchaser, as the case may be, if closing fails to occur and either Seller or Purchaser terminates the Purchase and Sale Agreement in accordance with the terms thereof.

The Purchase and Sale Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transactions contemplated by the Purchase and Sale Agreement is subject to the satisfaction of certain customary closing conditions as described therein.

The sale and purchase of the Interests is scheduled to close on October 15, 2014, and will be effective as of August 1, 2014.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 14, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer